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                                                                   EXHIBIT 10.11

                                VOTING AGREEMENT

             VOTING AGREEMENT, dated as of ____________1998 (this "Agreement"), between MICHAEL A. LEVEN ("M. Leven") and ANDREA E. LEVEN ("A. Leven").

             WHEREAS, as of the date hereof, A. Leven owns 233,032 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), and 770,801 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common Stock") of USFS Hawthorn, Inc. (the "Company"). The term "Company" includes any entity which survives a merger or consolidation involving USFS Hawthorn, Inc.

             WHEREAS, in connection with the initial public offering of U.S. Franchise Systems, Inc., a Delaware corporation which has merged with and into the Company (the "Merger"), and at the request of the Underwriters of such offering, A. Leven and M. Leven entered into a similar Voting Agreement which subsequent to the Merger is no longer effective.

             WHEREAS, A. Leven has agreed to enter into this Agreement with respect to 232,032 shares of Class A Common Stock and 770,801 shares of Class B Common Stock now owned by A. Leven (the "Shares") The term "Shares" includes any securities into which such shares of Class A Common Stock or Class B Common Stock are converted into pursuant to a merger or consolidation of the Company with or into any other entity.

             NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                VOTING AND PROXY

             Section 1.1 Voting Agreement. A. Leven hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, A. Leven shall vote the Shares as directed by M. Leven, and, to effectuate such agreement, to grant to M. Leven a proxy to vote the Shares ("Proxy").

             Section 1.2 Proxy. Attached hereto as Exhibit A is a proxy granted by A.Leven to M. Leven to carry out Section 1.1.



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                                                                               2

                                   ARTICLE II

             REPRESENTATIONS AND WARRANTIES OF A. LEVEN AND M. LEVEN

             A. Leven hereby represents and warrants to M. Leven as follows:

             Section 2.1 Authority Relative to This Agreement. A. Leven has all necessary power and authority to execute and deliver this Agreement and to perform her obligations hereunder. This Agreement has been duly executed and delivered by A. Leven and, assuming the due authorization, execution and delivery by M. Leven, constitutes a legal, valid and binding obligation of A. Leven, enforceable against A. Leven in accordance with its terms except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by general principles governing the availability of equitable remedies.

             Section 2.2 No Conflict. (a) The execution and delivery of this Agreement by A. Leven does not, and the performance of this Agreement by A. Leven shall not, (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to A. Leven or by which the Shares are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse or time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which A. Leven is a party or by which A. Leven or the Shares are bound or affected.

                      (b) The execution and delivery of this Agreement by A. Leven does not, and the performance of this Agreement by A. Leven shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, under the federal securities laws.

             Section 2.3 Title to the Shares. As of the date hereof, A. Leven is the record and beneficial owner of the Shares. The Shares are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreement, limitations on A. Leven's voting rights, charges and other encumbrances of any nature whatsoever, except as contemplated by that certain Amended and Restated Employee Stock Purchase Agreement, originally dated as of September 29, 1995 and amended and restated as of October 30, 1996, between A. Leven and the Company. Except with respect to the Proxy, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares.



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                                                                               3

                                   ARTICLE III

                              COVENANTS OF A. Leven

             Section 3.1 No Inconsistent Agreement. A. Leven hereby agrees that, except as contemplated by this Agreement, A. Leven shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Shares that is inconsistent with this Agreement.

                                   ARTICLE IV

                                  MISCELLANEOUS

             Section 4.1 Termination. This Agreement shall terminate on the earlier of (a) October 30, 2001 or (b) the transfer of the Shares to a person that is not an "affiliate" of A. Leven (as determined under the Securities Exchange Act of 1934 and the rules promulgated thereunder), unless earlier terminated in writing by the parties hereto.

             Section 4.2 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

             Section 4.3 Entire Agreement. This Agreement and the Proxy constitute the entire agreement between A. Leven and M. Leven with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, between A. Leven and M. Leven with respect to the subject matter hereof and thereof.

             Section 4.4 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

             Section 4.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

             Section 4.6 Assignability. This Agreement may not be assigned by either party without the prior written consent of the other party.



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                                                                               4

             IN WITNESS WHEREOF, Leven and A. Leven have executed this Agreement on the date hereof.



                                       ----------------------------------------
                                       Michael A. Leven



                                       ----------------------------------------
                                       Andrea E. Leven



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                                    EXHIBIT A

                                      PROXY

             The undersigned hereby appoints MICHAEL A. LEVEN or any nominee of MR. LEVEN, with full power of substitution (the "Proxy Holder"), as proxy for the undersigned, to vote 233,032 shares of Class A Common Stock, par value $0.01 per share, and 770,801 shares of Class B Common Stock, par value $0.01 per share, of USFS Hawthorn, Inc., a Delaware corporation (the "Corporation") of the undersigned or any securities into which such shares of Class A Common Stock or Class B Common Stock are converted into pursuant to a merger or consolidation of the Company with or into any other entity (such number of shares to be automatically reduced by the number of any such shares sold by the undersigned after the date hereof) (the "Shares"), for and in the name, place and stead of the undersigned at any annual or special meeting of stockholders of the Corporation or of any entity which survives a merger or consolidation involving the Company, and any adjournment(s) thereof in any manner as such Proxy Holder sees fit, and to execute written consents in lieu of any such meeting, until the earlier of (a) October 30, 2001, (b) the transfer of the Shares to a person who is not an "Affiliate" of the undersigned (within the meaning of the Securities Exchange Act of 1934, as amended) (but only with respect to the number of Shares so transferred) (c) the death of Mr. Leven; (d) the adjudicataed incompetency of Mr. Leven; (e) the death of the undersigned; and (f) the earlier termination hereof by A. Leven.

             This proxy is being granted in connection with the execution of a Voting Agreement, dated the date hereof, between the undersigned and Mr. Leven.

Dated:                  , 1998.
       -----------------


                                       ----------------------------------------
                                       A. Leven